SUPPLEMENT TO
CLASS I (INSTITUTIONAL) SHARES PROSPECTUS
Calvert Social Investment Fund Balanced Portfolio
Calvert Social Investment Fund Bond Portfolio
Calvert Income Fund
Calvert Short Duration Income Fund

Prospectus dated January 31, 2006

Date of Supplement: July 6, 2006

The following supplements the information under "Advisor, Subadvisors and Portfolio Managers -- Fixed Income Investments of CSIF Balanced" on page 76; "Advisor, Subadvisors and Portfolio Managers -- CSIF Bond" on page 83; "Advisor, Subadvisors and Portfolio Managers -- Calvert Income" on page 83; and "Advisor, Subadvisors and Portfolio Managers -- Calvert Short Duration Income" on page 83:

Mr. Nottingham has informed Calvert that he will resign as co-portfolio manager of the Fund effective September 2006.